UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware
(State or other jurisdiction of incorporation or organization)

6199
(Primary Standard Industrial Classification Code Number)

111 Sutter Street, 22nd Floor
San Francisco, CA  94104
(415) 593-5400
 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400
_________________Not applicable._________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joseph Toms has resigned as Prosper Marketplace, Inc.’s (“PMI”) Chief Investment Officer, effective as of February 14, 2013.  On that same date, Mr. Toms resigned as President and a director of Prosper Funding LLC (“Prosper Funding”).  Stephan P. Vermut, PMI’s Chief Executive Officer, was appointed to replace Mr. Toms as President and was elected a director of Prosper Funding, effective February 19, 2013 and February 14, 2013, respectively.

Stephan P. Vermut, age 66, has served as Chief Executive Officer and a director of PMI since January 2013.  Prior to joining PMI, Mr. Vermut served as Managing Director, Head of Prime Services at Wells Fargo Prime Services, LLC (formerly Merlin Securities, LLC).  Mr. Vermut founded and served as Chairman of the Board, Chief Executive Officer and Managing Partner of Merlin Securities, LLC until it was acquired by Wells Fargo Securities in 2012.  Mr. Vermut served as President and Chief Executive Officer of Montgomery/Bank of America Prime Brokerage from 1995 to 2003.  Prior to that, Mr. Vermut was a Partner of Furman Selz in New York and Managing Director of the Prime Brokerage Division of Furman Selz.  Mr. Vermut has over 35 years of Wall Street experience, which includes 11 years in institutional sales at L.F. Rothschild & Co.  Mr. Vermut received a B.S. in Business Administration from Babson College.  Prosper Funding believes that Mr. Vermut’s financial and business expertise, including his background of founding, managing and directing financial and technology-enabled service companies, give him the qualifications and skills to serve as a director and President.

Kirk Inglis has resigned as PMI’s Chief Operating Officer, effective as of February 15, 2013.  Mr. Inglis also resigned as Vice President and a director of Prosper Funding, effective February 15, 2013 and February 14, 2013, respectively.  Ronald Suber, PMI’s Head of Global Institutional Sales and Marketing, was appointed to replace Mr. Inglis as Vice President and was elected a director of Prosper Funding, effective February 19, 2013 and February 14, 2013, respectively.

Sachin Adarkar has resigned as a director of Prosper Funding, effective as of February 14, 2013.  On that same date, Aaron Vermut was elected a director of Prosper Funding.  Aaron Vermut is currently Managing Director, Head of Prime Services at Wells Fargo Prime Services, LLC (formerly Merlin Securities, LLC) and he is Stephan P. Vermut’s son.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: February 20, 2013	By
Sachin Adarkar
General Counsel & Secretary

Prosper Funding LLC

Date: February 20, 2013	By
Sachin Adarkar
Secretary